UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2015

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2015, Park Sterling Corporation (“Park Sterling”) announced its financial results for the third quarter ended September 30, 2015.  A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On October 29, 2015, Park Sterling will hold an investor conference call to disclose its financial results for the third quarter ended September 30, 2015. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.2. All of the information in the presentation is presented as of October 29, 2015, and Park Sterling does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01. Other Events.

Dividend

On October 28, 2015, Park Sterling issued a press release announcing that its board of directors (“Board”) declared a quarterly cash dividend to its common shareholders of $0.03 per common share, payable on November 25, 2015 to all common shareholders of record as of the close of business on November 11, 2015. Future dividends will be subject to Board approval. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Rule 425

For the purposes of Rule 425 of the Securities Act only, the information contained in the press release and the slide package furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, relating solely to the proposed merger between Park Sterling and First Capital Bancorp (“First Capital”) is being filed under this Item 8.01.

Additional Information About the Merger and Where To Find It

In connection with the proposed merger between Park Sterling and First Capital, Park Sterling has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of First Capital that also constitutes a preliminary Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Once the Registration Statement is declared effective by the SEC, First Capital will mail a definitive Proxy Statement/Prospectus to its shareholders. Shareholders are strongly urged to read the Registration Statement including the preliminary Proxy Statement/Prospectus regarding the proposed merger filed and other relevant documents that will be filed with the SEC, as well as any amendments or supplements to those documents (including the definitive Proxy Statement/Prospectus) as they become available, because they will contain important information regarding the proposed merger.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and First Capital, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and First Capital at www.parksterlingbank.com and www.1capitalbank.com.

Participants in Solicitation

Park Sterling and First Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from First Capital’s shareholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and First Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 13, 2015. Information about First Capital’s executive officers and directors can be found in First Capital’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 15, 2015.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 29, 2015, with respect to Park Sterling’s financial results for the third quarter ended September 30, 2015

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on October 29, 2015

99.3	Press Release, dated October 28, 2015, with respect to declaration of dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015
PARK STERLING CORPORATION

	By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 29, 2015, with respect to Park Sterling’s financial results for the third quarter ended September 30, 2015
99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on October 29, 2015
99.3	Press Release, dated October 28, 2015, with respect to declaration of dividend

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